Accounts receivable	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
The following is a table summarizing the components of our accounts receivable as of December 31, 2025 and 2024:

	At December 31,
In thousands of U.S. dollars	2025	2024
Scorpio LR2 Pool Limited	$96,258	$53,046
Scorpio MR Pool Limited	52,388	72,794
Geoserve Energy Transport DMC	11,722	—
Scorpio Handymax Tanker Pool Limited	5,943	6,919
Mercury Pool Limited	4,271	4,053
Scorpio Services Holding Limited (SSH)	1,412	474
Receivables from the related parties	171,994	137,286

Spot voyage and time charter receivables	5,263	9,968
Insurance receivables	1,749	2,650
Other receivables	1,795	279
	$180,801	$150,183
Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited, Scorpio LR1 Pool Limited and Mercury Pool Limited (collectively referred to as the "Scorpio Pools") are related parties, as described in Note 17. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions which are expected to be collected within one year. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are therefore considered as non-current within Other Assets on the consolidated balance sheets. For chartered-in vessels, we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract.
Accounts receivable from SSH include revenue earned and expenses incurred for voyages in the spot market or on time charter through SSH, a related party.
Accounts receivable due from Geoserve Energy Transport DMC ("Geoserve") represent amounts due to us for carbon credits that Geoserve acquired on our behalf for compliance with the EU Emissions Trading System ("EU ETS") and related to revenue earned for voyages in the pools, spot market or on time charter.
The EU ETS, which came into effect on January 1, 2024, is a cap-and-trade system designed to limit greenhouse gas emissions from industries in the European Union. It sets a cap on the total amount of certain greenhouse gases that can be emitted by covered entities, and these entities are allocated or required to purchase credits (allowances) for their emissions. The system aims to incentivize emission reductions by allowing companies to trade allowances, creating a market-based approach to reducing emissions. The FuelEU Maritime Regulation is a complementary regulation to the EU ETS, which was effective January 1, 2025, ensuring that the greenhouse gas intensity of fuels used by the shipping sector will gradually decrease over time. It contributes to the EU-wide target of reducing net emissions by at least 55% by 2030, and to achieving climate neutrality in 2050. In March 2024, we entered into an agreement with Geoserve, effective January 1, 2024, which is majority owned by the Lolli-Ghetti family, to serve as our emissions manager covering both the EU ETS and Fuel EU regulations. Geoserve's services include, among others, emission data monitoring and correction for commercial and regulatory compliance and procurement of carbon credits from EU approved carbon traders.
Spot voyage and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market.
Insurance receivables primarily represent amounts collectible on our insurance policies in relation to vessel repairs.
We consider that the carrying amount of accounts receivable approximates their fair value due to the short maturity thereof. Accounts receivable are non-interest bearing. Our accounts receivable mostly consist of accounts receivable from the Scorpio Pools, or from vessels in the spot market or on time charter. We have never experienced a historical credit loss of amounts due from the Scorpio Pools and all amounts are considered current.